UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2012

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2701 Navistar Drive Lisle, Illinois	60532
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (331) 332-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On December 10, 2012, the Nominating and Governance Committee of the Board recommended, and on December 11, 2012, the Board approved the fiscal year 2013 non-employee director stock option grants (the “Non-Employee Director Stock Option Grants”). The terms applicable to the Non-Employee Director Stock Option Grants are attached as Exhibit 10.1 to this report and hereby incorporated herein by reference.

The Non-Employee Director Stock Option Grants will be awarded under, and are subject to the terms and conditions of, the Corporation’s 2004 Performance Incentive Plan, as amended and restated as of April 19, 2010.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

The following documents are filed herewith:

Exhibit No.	Description

10.1	Non-Employee Director Stock Option Grants.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION (Registrant)

By:	/s/ Andrew J. Cederoth
Name: Andrew J. Cederoth
Title: Executive Vice President and
Chief Financial Officer

Dated: December 17, 2012

EXHIBIT INDEX

Exhibit No.	Description

10.1	Non-Employee Director Stock Option Grants.